AMENDMENT NUMBER SIX TO
                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                  This  AMENDMENT  NUMBER SIX TO AMENDED AND  RESTATED  LOAN AND
SECURITY AGREEMENT (this "Amendment") is entered into as of December 28, 1999, by and between Foothill Capital Corporation, a California corporation
("Foothill"), on the one hand, and National-Standard Company, an Indiana corporation ("Borrower"), with reference to the following facts:

         A. Foothill and Borrower heretofore have entered into that certain Amended and Restated Loan and Security Agreement, dated as of September 17, 1997, as amended by that certain Amendment Number One to Amended and Restated Loan and Security Agreement, dated as of June 30, 1998, that certain Amendment Number Two to Amended and Restated Loan and Security
                  Agreement,  dated  as of  September  30,  1998,  that  certain
                  Amendment Number Three to Amended and Restated Loan and Security Agreement, dated as of February 19, 1999, that certain Amendment Number Four to Amended and Restated Loan and Security Agreement, dated as of [March 8, 1999], and that certain Amendment Number Five to Loan and Security Agreement, dated as of July 1, 1999 (as so modified and as otherwise heretofore modified or supplemented from time to time, the "Agreement");

         B. Borrower has requested Foothill to amend the Agreement, as set forth in this Amendment;

         C. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

         D. Unless the context requires otherwise, all capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.


                  NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

         1.  Amendments to the Agreement.

                  (a) Section 1.1 of the Agreement hereby is amended by adding the following new defined terms in alphabetical order:

                           "Applicable Percentage" means: (a) from the period commencing on the Sixth Amendment Effective Date through and including January 31, 2000, 50%; (b) from the period commencing on February 1, 2000 through and including February 28, 2000, 49%; (c) from the period commencing on March 1, 2000 through and including March 31, 2000, 48%;
         (d) from the period commencing on April 1, 2000 through and including April 30, 2000, 47%; (e) from the period commencing on May 1, 2000 through and including May 31, 2000, 46%; (f) from the period commencing on June 1, 2000 through and including June 30, 2000, 44%; (g) from the period commencing on July 1, 2000 though and including July 31, 2000, 42%; and (h) from the period commencing on August 1, 2000 and at all times thereafter, 40%.

                           "Lowest Adjusted Base Rate" means a rate: (a) with respect to all Obligations, other than (i) undrawn L/Cs and L/C Guarantees, and (ii) the Obligations evidenced by the Equipment/Real Property Term Note and the New Equipment Term Note, equal to the
         Reference Rate; and (b) with respect to the Obligations evidenced by the Equipment/Real Property Term Note and the New Equipment Term Note, equal to 0.25 percentage points above the Reference Rate.

                           "Sixth Amendment" means that certain Amendment Number Six to Amended and Restated Loan and Security Agreement, dated as of December 28, 1999, between Foothill and Borrower.

                           "Sixth Amendment Effective Date" means the date, if ever, that all of the conditions set forth in Section 4 of the Sixth Amendment shall be satisfied (or waived by Foothill in its sole discretion).

                           "WIP Availability" means, as of any date of determination, an amount equal to the result of: (i) $2,500,000; minus
         (ii) the aggregate amount of revolver advances made pursuant to Section 2.1(a)(ii)(A)(1)(z).

                  (b) Section 1.1 of the Agreement hereby is amended further by deleting the table appearing in the definition of "Adjusted Base Rate" appearing in said Section in its entirety and inserting the following new table in lieu thereof:

=================================================== ========================================================================
If the Interest Coverage Ratio for the four (4)     Then, effective during the period commencing 45 days after the end of
fiscal quarter period then ended is:                the Measurement Period then ended and ending 45 days after the end of the next Measurement Period, the new Adjusted Base Rate shall equal:
=================================================== ========================================================================
from and after June 1, 2000, greater than           the Lowest Adjusted Base Rate
4.80:1.00;
--------------------------------------------------- ------------------------------------------------------------------------

                                       2

less than or equal to 4.80:1:00, and greater than   the Minimum Adjusted Base Rate.
4.00:1.00;
--------------------------------------------------- ------------------------------------------------------------------------
less than or equal to 4.00:1.00, and greater than   the Base Rate.
or equal to 2.50:1.00;
--------------------------------------------------- ------------------------------------------------------------------------
less than 2.50:1.00;                                the Maximum Adjusted Base Rate.
=================================================== ========================================================================


                  (c) The following defined terms set forth in Section 1.1 of the Agreement hereby are amended and restated in their entirety as follows:

                  "Eligible Accounts" means Eligible Domestic Accounts and Eligible UK Foreign Accounts.

                  "New Equipment Term Loan Commitment" means $5,000,000.

                  "Maturity Date" means December 28, 2002.

                  (d) Section 1.1 of the Agreement hereby is amended by deleting therefrom the following defined terms: Eligible Canadian Finished Goods Inventory; Eligible Foreign Accounts; Eligible Canadian Inventory; Eligible Canadian Raw Material Inventory; and Eligible Work-In-Process Inventory.

                  (e) The second sentence of Section 2.1(a) of the Loan Agreement hereby is amended and restated in its entirety as follows:

                  For purposes of this Agreement, "Borrowing Base", as of any date of determination, shall mean:

                           "(i) an amount  equal to the sum of: (A)  eighty-five
                  percent (85%) of the amount of Eligible Domestic Accounts; and
                  (B) the UK Borrowing Base Component; plus

                           (ii) an amount equal to the least of:

                                    (A) the sum of:

                                            (1) the sum of:

                                                (x) 60% of the amount of
                                                Eligible Domestic Finished Goods
                                                Inventory,

                                                (y) the  Applicable  Percentage
                                                of the  amount of  Eligible
                                                Domestic Raw Material Inventory,
                                                and

                                                (z) the lesser of:

                                                    (I) the Applicable
                                                    Percentage  of the amount of
                                                    Eligible Domestic Work-in-
                                                    Process Inventory; and

                                                    (II) WIP Availability; and

                                    (B) the  amount of  credit  availability
                  created  by Section 2.1(a)(i) above; and

                                    (C) $15,000,000; plus"

                  (f) Section 2.1(b) of the Loan Agreement hereby is amended and restated in its entirety as follows:

                  "(b) Anything to the contrary in subsection (a) above notwithstanding, Foothill may reduce its advance rates based upon Eligible Domestic Accounts, Eligible Domestic Finished Goods Inventory, Eligible Domestic Raw Material Inventory, or Eligible Work-In-Process Inventory without declaring an Event of Default if it determines, in its reasonable discretion, that there is a material impairment of the prospect of repayment of all or any portion of the Obligations or a material impairment of the value or priority of Foothill's security interests in the Collateral."

                  (g) Section 2.3(a) of the Loan Agreement hereby is amended and restated in its entirety as follows:


                  "(a) Subject to the terms and  conditions  of this  Agreement,
         Foothill: (i) agreed to make the "Equipment Term Loan" (as defined in the Existing Loan Agreement) to Borrower on the Old First Amendment Closing Date, the "Real Property Term Loan" (as defined in the Existing Loan Agreement) to Borrower on the Original Closing Date, and a term loan to Borrower on the Closing Date; and (ii) has agreed to make an additional term loan to Borrower on the Sixth Amendment Effective Date; in the original aggregate principal amount of $14,200,000 (collectively, the "Equipment/Real Property Term Loan"), to be evidenced by and repayable in accordance with the terms and conditions of a consolidated, amended, and restated renewal promissory note in the form of Exhibit E-1 (the "Equipment/Real Property Term Note"), dated as of Sixth Amendment Effective Date, executed by Borrower in favor of Foothill. All amounts evidenced by the Equipment/Real Property Term Note shall constitute Obligations and shall be secured by the security interests and liens granted by Borrower to Foothill in and to the Collateral and Real Property. The Equipment/Real Property Term Loan shall be repaid in accordance with Section 2.3(b)."

                  (h) The last sentence of Section 2.3(c) of the Agreement hereby is amended and restated in its entirety as follows:

                  "Anything contained in this Section 2.3(c) to the contrary notwithstanding, Foothill shall have no obligation to make New Equipment Term Loans hereunder to the extent they would cause the outstanding New Equipment Term Loans to exceed the New Equipment Term Loan Commitment."

                  (i) Section 3.6 of the Agreement hereby is amended and restated in its entirety as follows:

                           "3.6 EARLY TERMINATION BY BORROWER. Borrower has the option, at any time upon 90 days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash the Obligations (including an amount equal to the full amount of the L/Cs or L/C Guarantees), together with a premium (the "Early Termination Premium") equal to: (a) if such payment is made on or prior to December 15, 1999, 2.0% of the Maximum Amount; (b) if such payment is made during the period commencing on December 15, 1999 and ending on December 15, 2001, 1.0% of the Maximum Amount; (c) if such payment is made during the period commencing on December 16, 2001 and ending on June 15, 2002, 0.50% of the Maximum Amount; (d) if such payment is made thereafter, zero."

                  (j) Exhibit E-1 to the Agreement hereby is amended and restated in its entirety in the form of Exhibit E-1 attached hereto.

                  (k) Exhibit L-1 to the Agreement hereby is amended and restated in its entirety in the form of Exhibit L-1 attached hereto.

         2. Agreements. On the Sixth Amendment Effective Date, Borrower hereby requests and Foothill hereby agrees to apply $3,000,000 of the proceeds of the Equipment/Real Property Term Loan to reduce the aggregate balance of revolving advances then outstanding as of such date.

         3. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

         4. Conditions Precedent to Amendment. The satisfaction of each of the following, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

                  (a) Foothill shall have received the reaffirmation and consent of Guarantor attached hereto as Exhibit A, duly executed and in full force and effect.

                  (b) Foothill shall have received the Equipment/Real Property Term Note, duly executed and in full force and effect

                  (c) Foothill shall have received an amendment fee of $30,000, in cash or by wire transfer of immediately available funds.

                  (d) Foothill shall have received a certificate from the Secretary of Borrower attesting to the incumbency and signatures of authorized officers of Borrower and to the resolutions of Borrower's Board of Directors authorizing its execution and delivery of this Amendment and the other Loan Documents to which it is a party and contemplated in this Amendment and the performance of this Amendment, the Agreement as amended by this Amendment, and such other Loan Documents, and authorizing specific officers of Borrower to execute and deliver the same;

                  (e) Foothill shall have received all required consents of Foothill's participants in the Obligations to Foothill's execution, delivery, and performance of this Amendment, in each case duly executed, in full force and effect, and in form and substance satisfactory to Foothill;

                  (f) The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                  (g) No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                  (h) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates; and

                  (i) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

         5. Effect on Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

         6. Miscellaneous.

                  (a) Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                  (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                  (c) Upon the effectiveness of this Amendment, each reference in the Loan Documents to Exhibit L-1 shall mean and refer to Exhibit L-1 attached hereto.

                  (d) Upon the effectiveness of this Amendment, each reference in the Loan Documents to Exhibit E-1 shall mean and refer to Exhibit E-1 attached hereto.

                  (e) This Amendment shall be governed by and construed in accordance with the laws of the State of California.

                  (f) This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                  [remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.



                                           FOOTHILL CAPITAL CORPORATION,
                                           a California corporation


                                           By____________________________

                                           Title:________________________



                                           NATIONAL-STANDARD COMPANY, an Indiana
                                           corporation


                                           By____________________________

                                           Title:________________________

                                    EXHIBIT A
                                    ---------

                            Reaffirmation and Consent

                  All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Six to Amended and Restated Loan and Security Agreement, dated as of December 28, 1999 (the "Amendment"). The undersigned hereby jointly and severally (a) represent and warrant to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within each of their corporate or organizational powers, have been duly authorized by all necessary corporate or other organizational action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which either of them is a party or by which any of their properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under its respective guaranty and each of the other Loan Documents to which it is party; and (d) agrees that each of the guaranties and the other Loan Documents to which they are parties is and shall remain in full force and effect. Although the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, they understand that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.



                                           NATIONAL-STANDARD COMPANY OF CANADA,
                                           LIMITED, a Canadian corporation

                                           By ___________________________
                                           Title:________________________

                                           NATIONAL-STANDARD (PETERLEE) LIMITED,
                                           a company organized under the
                                           laws of England

                                           By ___________________________
                                           Title:________________________

                                   EXHIBIT L-1
                                   -----------


                 LIBOR SUPPLEMENT TO LOAN AND SECURITY AGREEMENT


                  This LIBOR Supplement ("Supplement") is a supplement to the Amended and Restated Loan and Security Agreement between National-Standard Company, an Indiana corporation ("Borrower") and Foothill Capital Corporation ("Foothill"), dated as of September 17, 1997 (as amended, restated, modified, or supplemented from time to time (including as of the date hereof), the "Agreement"). This Supplement is: (a) hereby incorporated into the Agreement;
(b) made a part thereof; and (c) subject to the other terms, conditions, covenants and warranties thereof. All terms (including capitalized terms) used herein shall have the meanings ascribed to them respectively in the Agreement, unless otherwise defined in this Supplement.


                  1.       Definitions.  The   following  terms  shall  have the
meanings set forth below:

                  "Adjusted Net LIBOR Rate" means, as of any date of determination, the Regular Adjusted Net LIBOR Rate (or, after the first adjustment to the Regular Adjusted Net LIBOR Rate as set forth below, the Adjusted Net LIBOR Rate) in effect immediately prior to such date of determination, as adjusted pursuant to the table set forth below according to the Interest Coverage Ratio of Borrower for the four (4) fiscal quarter period then ended:

==============================================================================================================================
If the Interest Coverage Ratio for the four (4)      Then,  effective  during the period  commencing 45 days after the end of
fiscal quarter period then ended is:                 the  Measurement  Period  then ended and ending 45 days after the end of the next  Measurement  Period,  the new  Adjusted  Net LIBOR  Rate shall equal:
===================================================  =========================================================================
from and after June 1, 2000, greater than            the Lowest Adjusted Net LIBOR Rate
4.80:1.00;
---------------------------------------------------  -------------------------------------------------------------------------


                                       3




---------------------------------------------------  -------------------------------------------------------------------------

less than or equal to 4.80:1.00, and greater than    the Minimum Adjusted Net LIBOR Rate.
4.00:1.00;
---------------------------------------------------  -------------------------------------------------------------------------
less than or equal to  4.00:1.00, and greater than   the then extant Adjusted Net LIBOR Rate.
or equal to 2.50:1.00;
---------------------------------------------------  -------------------------------------------------------------------------
less than 2.50:1.00;                                  the Maximum Adjusted Net LIBOR Rate.
==============================================================================================================================


                  "Business Day" means a day on which banks in California are open for the transaction of business.

                  "Business Day in London" means a day which is a Business Day and a day on which banks in London, England are open for the transaction of banking business.

                  "Funding Losses" has  the  meaning set forth in   Section 3(b)
hereof.

                  "Interest Period" means, with respect to that portion of the Loans bearing interest at the Adjusted Net LIBOR Rate, a period of one month duration; provided, however, that: (a) if any Interest Period would otherwise end on a day which shall not be a Business Day in London, such Interest Period shall be extended to the next succeeding Business Day in London, subject to clauses (c)-(e) below; (b) interest shall accrue from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires; (c) any Interest Period which would otherwise end on a day which is not a Business Day in London shall be extended to the next succeeding
Business Day in London unless such Business Day in London falls in another calendar month, in which case such Interest Period shall on the next preceding Business Day in London; (d) with respect to an Interest Period which begins on the last Business Day in London of a calendar month ( or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day in London of the calendar month which is one month after the date on which the Interest Period began, as applicable and (e) Borrower may not elect an Interest Period which will end after the Maturity Date.

                  "LIBOR Deadline" has the meaning set forth in Section 3(a) hereof.

                  "LIBOR Option" has the meaning set forth in Section 2 hereof.

                  "Loan" or "Loans" means Borrower's advances or term loans made by Foothill in Dollar denominations to Borrower under Sections 2.1 or 2.3 of the Agreement.

                  "Lowest Adjusted Net LIBOR Rate" means a rate: (a) with respect to all Obligations other than (i) undrawn L/Cs and L/C Guarantees, and
(ii) the Obligations evidenced by the Equipment/Real Property Term Note and the New Equipment Term

Note, equal to 2.0 percentage points above the Net LIBOR Rate; and (b) with respect to the Obligations evidenced by the Equipment/Real Property Term Note and the New Equipment Term Note, equal to 2.25 percentage points above the Net LIBOR Rate.

                  "Maturity Date" means, at the time of selection of an Interest Period, the last day of the then current term of the Agreement.

                  "Maximum Adjusted Net LIBOR Rate" means a rate: (a) with respect to all Obligations other than (i) undrawn L/Cs and L/C Guarantees, and
(ii) the Obligations evidenced by the Equipment/Real Property Term Note and the New Equipment Term Note, equal to 2.75 percentage points above the Net LIBOR Rate; and (b) with respect to the Obligations evidenced by the Equipment/Real Property Term Note and the New Equipment Term Note, 3.00 percentage points above the Net LIBOR Rate.

                  "Minimum Adjusted Net LIBOR Rate" means a rate: (a) with respect to all Obligations other than (i) undrawn L/Cs and L/C Guarantees, and
(ii) the Obligations evidenced by the Equipment/Real Property Term Note and the New Equipment Term Note, equal to 2.25 percentage points above the Net LIBOR Rate; and (b) with respect to the Obligations evidenced by the Equipment/Real Property Term Note and the New Equipment Term Note, equal to 2.50 percentage points above the Net LIBOR Rate.

                  "Net LIBOR Rate" means, for any Interest Period, the rate per annum (rounded upwards, if necessary, the next 1/16 of 1%) determined pursuant to the following formula:

                  Net                        =               LIBOR Rate
                  LIBOR Rate                           1 - Reserve Percentage

                  For purposes hereof, "LIBOR Rate" means the one month London Interbank Offered Rate set in London two (2) Business Days in London prior to the commencement of each Interest Period as published in The Wall Street Journal.

                  "Regular Adjusted Net LIBOR Rate" means a rate: (a) with respect to all Obligations other than (i) undrawn L/Cs and L/C Guarantees, and
(iii) the Obligations evidenced by the Equipment/Real Property Term Note and the New Equipment Term Note, equal to 2.50 percentage points above the Net LIBOR Rate; and (b) with respect to the Obligations evidenced by the Equipment/Real Property Term Note and the New Equipment Term Note, equal to 2.75 percentage points above the Net LIBOR Rate.

                  "Reserve Percentage" means, on any day, that percentage (expressed as a decimal) prescribed by the Board of Governors of the Federal Reserve System (or any successor or any other banking authority to which federal or state chartered banks are subject, including any board or governmental or administrative agency of the United States or any other jurisdiction to which banks are subject), for determining the reserve requirement (including without limitation any basic, supplemental, marginal or emergency reserves) which is or would be applicable to deposits of United States Dollars in a non-United States or an international banking office of a bank used to fund a loan subject to an Net LIBOR Rate or any loan made with the proceeds of such deposit. The Net LIBOR Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

                  2. Interest and Interest Payment Dates. In lieu of having interest charged at the rate set forth in Section 2.5(a)(i) of the Agreement, Borrower shall have the option (the "LIBOR Option") to have interest on a portion of its Loans be charged at the Adjusted Net LIBOR Rate. Interest on that portion of the Loans bearing interest at the Adjusted Net LIBOR Rate ("Adjusted Net LIBOR Rate Loans") shall be payable on the last day of each month and on the last day of each Interest Period and may, at Foothill's option, be charged directly to Borrower's loan account maintained by Foothill. Interest at the Adjusted Net LIBOR Rate shall be calculated for each month (or portion thereof) based on the number of days elapsed and a year of three hundred sixty (360) days. On and after the date of any Event of Default or termination or non-renewal of the Agreement, interest on all outstanding Adjusted Net LIBOR Rate Loans shall accrue at the rate set forth in Section 2.5(b)(i)(z) of the Agreement from the date of such Event of Default or termination or non-renewal until the end of the Interest Period, and all such interest accruing hereunder shall thereafter be payable on demand. Upon expiration of the Interest Period, or earlier at Foothill's option following an Event of Default or termination or non-renewal of the Agreement, and until Borrower's subsequent permitted exercise, if any, of the LIBOR Option, all Loans shall accrue interest in accordance with Section 2.5(b)(i)(y) of the Agreement. In no event shall charges constituting interest, payable by Borrower under this Supplement, exceed the rate permitted under any applicable law or regulation, and if any part or provision of this Supplement is in contravention of any such law or regulation, such part or provision shall be deemed amended to conform thereto.

                  3.       LIBOR Election.

                  (a) Borrower may, at any time prior to an Event of Default or termination or non-renewal of the Agreement, exercise the LIBOR Option by notifying Foothill prior to 3:00 p.m. (Boston time) at least three (3) Business Days in London prior to the commencement of the proposed Interest Period (the "LIBOR Deadline"). Notice of Borrower's election of the LIBOR Option for a permitted portion of the Loans and an Interest Period pursuant to the Section 3 shall be made by delivery to Foothill of an LIBOR Notice in the form of Exhibit 1 hereto via facsimile teletransmission received by Foothill before the LIBOR Deadline, or by telephonic notice received by Foothill before the LIBOR Deadline (to be confirmed by facsimile teletransmission to Foothill of the LIBOR Notice to be received by Foothill prior to 5:00 p.m. (Boston time) on the same day; provided, however, that Borrower's failure to deliver such confirming LIBOR Notice shall not affect the applicability of such rate if Borrower's election is implemented by Foothill.

                  (b) Each LIBOR Notice pursuant to this Section 3 shall be irrevocable and binding on Borrower. In connection with the Adjusted Net LIBOR Rate Loan, Borrower shall indemnify Foothill against any loss, cost or expense incurred by Foothill as a result of any failure to fulfill, on or before the date specified in the LIBOR Notice, the applicable conditions set forth herein or the termination prior to the end of an Interest Period of the applicability of interest at the Adjusted Net LIBOR Rate, as provided hereunder, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired or committed to be acquired by Foothill or its participants to fund the requested Adjusted Net LIBOR Rate Loans which, as a result of such failure, are not so employed on such date (such losses, costs, and expenses, collectively "Funding Losses").

                  (c) Borrower shall have not more than three (3) Interest Periods in existence at any given time. Borrower may only exercise the LIBOR Option for Adjusted Net LIBOR Rate Loans of at least Five Million Dollars
($5,000,000) and integral multiples of One Million Dollars ($1,000,000) in excess thereof. The maximum amount of Adjusted Net LIBOR Rate Loans at any given time shall not exceed eighty percent (80%) of the projected average daily balance of the Loans for the Interest Period in question as determined by Foothill, based upon information furnished by Borrower, but without creating any obligation on Foothill's part to make any Loans available other than on the terms and conditions set forth in the Agreement.

                  4.       Prepayments.

                  (a) Borrower may elect to prepay any Adjusted Net LIBOR Rate Loans only on the last day of the applicable Interest Period, provided, that in the event of the prepayment of any such Loans, including any automatic prepayment through the required application by Foothill of proceeds of Accounts and other Collateral received by Foothill, on a date other that the last day of an Interest Period for any reason, including, without limitation, acceleration pursuant to Section 4(b) hereof or pursuant to the Agreement, Borrower shall indemnify Foothill for Funding Losses which may arise in connection with such payment. Notwithstanding anything to the contrary contained herein, if the outstanding Loans are reduced below the balance of the outstanding Adjusted Net LIBOR Rate Loans by virtue of automatic prepayment from proceeds of Accounts and other collateral, then Foothill will automatically make an advance to Borrower so that the outstanding Loans will equal the outstanding Adjusted Net LIBOR Rate Loans so long as Borrower has sufficient borrowing availability under the formulas set forth in the Agreement and subject to the reserves and applicable sublimits thereunder.

                  (b) In the event that the aggregate amount with respect to which the Borrower has exercised the LIBOR Option exceeds eighty percent (80%) of the amount of Loans actually outstanding at any time, then, in addition to all other rights and remedies of Foothill, Foothill may, at its option, require that such Adjusted Net LIBOR Rate Loans cease to accrue interest at the Adjusted Net LIBOR Rate. In such event, the Adjusted Net

LIBOR Rate Loans will bear interest as provided in Section 2.5(a)(i) or 2.5(b)(i)(y), as the case may be, of the Agreement, and Borrower shall indemnify Foothill for Funding Losses which may arise in connection with the termination of applicability of interest at the Adjusted Net LIBOR Rate.

                  5.       Special Provisions Applicable to Net LIBOR Rate.

                  (a) The Net LIBOR Rate may be automatically adjusted by Foothill on a prospective basis to take into account the additional or increased cost to Foothill of maintaining any necessary reserves for Eurodollar deposits or increased costs due to change in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including but not limited to changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, that increase or would increase the costs of funding loans bearing interest at the Adjusted Net LIBOR Rate. Foothill shall give Borrower notice of such a determination and adjustment and Borrower may, by notice to
Foothill: (i) require Foothill to furnish to Borrower a statement setting forth the basis for adjusting such Net LIBOR Rate and the method for determining the amount of such adjustment; and/or (ii) repay the Adjusted Net LIBOR Rate Loans, or portions thereof, with respect to which such adjustment is made, as appropriate.

                  (b) In the event that any change in circumstances or any law, regulation, treaty or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of Foothill, make it unlawful or impractical for Foothill to fund or maintain an Adjusted Net LIBOR Loan or to continue such funding or maintaining, or to determine or charge interest rates at the Adjusted Net LIBOR Rate, Foothill shall give notice of such circumstances to the Borrower and (i) in the case of any Adjusted Net LIBOR Rate Loans which are outstanding, the date specified in Foothill's notice shall be deemed to be the last day of the Interest Period of such Adjusted Net LIBOR Rate Loans, and interest upon the Adjusted Net LIBOR Loans then outstanding shall thereafter accrue as provided in
Section  2.5(a)(i) or  2.5(b)(i)(y),  as the case may be, of the Agreement,  and
(ii) Foothill shall not be obligated to permit Borrower to elect the LIBOR Option as to any Loans until Foothill determines that it would no longer be unlawful or impractical to do so.

                  6. No Requirement of Matched Funding. Notwithstanding anything to the contrary contained in this Supplement, neither Foothill nor any participant is required to actually acquire United States dollar deposits on the London Interbank Market to fund or otherwise match fund any Loans as to which interest accrues at the Adjusted Net LIBOR Rate. Provisions of Section 4 of the Supplement shall apply as if Foothill and/or its participants had match funded any Loans as to which interest is accruing at the Adjusted Net LIBOR Rate by acquiring United States dollar deposits in the London Interbank Market for each Interest Period in the amount of the Adjusted Net LIBOR Rate Loans.

Funding Losses of Foothill under this Supplement shall include the aggregate Funding Losses of Foothill and its participants in the Adjusted Net LIBOR Rate Loans.

                  IN WITNESS WHEREOF, this Supplement has been executed as of December 28, 1999.


                                    NATIONAL-STANDARD COMPANY, an Indiana
                                    corporation



                                    By________________________________

                                    Title______________________________



                                    FOOTHILL CAPITAL CORPORATION, a California corporation



                                    By________________________________

                                    Title______________________________